Exhibit 10.4

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW.  THE HOLDER OF THIS SECURITY, BY PURCHASING THE SECURITY, AGREES FOR THE BENEFIT OF RARE ELEMENT RESOURCES LTD. (THE “COMPANY”) THAT THE SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT.

UNLESS PERMITTED UNDER APPLICABLE SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN CANADA BEFORE FEBRUARY 3, 2018.

COMMON SHARE PURCHASE OPTION

RARE ELEMENT RESOURCES LTD.

Option Shares: See definition below

Initial Exercise Date: October 2, 2017
Issue Date: October 2, 2017

This COMMON SHARE PURCHASE OPTION (the “Option”) certifies that, for value received, Synchron, a California corporation (“Investor”), or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after October 2, 2017 (the “Initial Exercise Date”) and on or prior to the close of business on October 2, 2021 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Rare Element Resources Ltd., a corporation incorporated under the laws of British Columbia (the “Company”), such number of common shares, no par value per share, of the Company (“Common Shares”) that constitute 15.516684867853% of the fully diluted Common Shares of the Company immediately after the exercise of this Option (as subject to adjustment hereunder, the “Option Shares”), subject to the terms and conditions of this Option (including without limitation Section 2(d)).

This Option is the “Option” to purchase Common Shares referenced in the Investment Agreement dated as of October 2, 2017, between the Company and Investor (the “Investment Agreement”) and is issued as part of the transactions contemplated thereby, which include the purchase of 26,650,000 Common Shares (the “Acquired Shares”) concurrent with the issuance of this Option.

Section 1.

Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Investment Agreement.

Section 2.

Exercise.

Exercise of the purchase rights represented by this Option may be made in full (but not in part) at any time on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile or portable document format (.pdf) copy of the Notice of Exercise Form attached as Exhibit A hereto.  Within two (2) Trading Days following receipt of such notice, the Company shall deliver to the Holder a calculation setting forth the number of Option Shares issuable under this Option in accordance with the terms of this Option (the “Option Shares Calculation”).  Within two (2) Business Days following receipt of the Option Shares Calculation (the “Holder’s Objection Period”), the Holder shall deliver any objection to the Option Shares Calculation, demonstrating its calculation of the number of Common Shares issuable under this Option.  The Company and the Holder shall resolve any dispute, controversy, or claim arising out of or relating to this Option, including regarding the number of Common Shares issuable under this Option, or the breach, termination or invalidity hereof (each, a “Dispute”), under the provisions of Section 6.  Within five (5) Trading Days following the later of (i) the expiration of the Holder’s Objection Period (if the Holder has not delivered an objection by the conclusion of the Holder’s Objection Period) or (ii) the conclusion of the process for resolving a Dispute in accordance with Section 6 (the “Final Share Determination Date”), the Holder shall deliver the Total Exercise Price for the Option Shares in cash by wire transfer of immediately available funds to an account designated in writing by the Company.  No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of the Notice of Exercise form be required.  Upon exercising the Option, the Holder shall be required to physically surrender this Option to the Company for cancellation within five (5) Trading Days following the Final Share Determination Date.

Total Exercise Price.  The aggregate exercise price of the Common Shares under this Option shall be $5,040,000.00 (the “Total Exercise Price”).

Mechanics of Exercise.

(i)

Delivery of Option Shares upon Exercise.  Subject to receipt of payment to the Company of the Total Exercise Price by the fifth (5th) Trading Day after the Final Share Determination Date, the Company shall cause the Option Shares to be delivered to the Holder, the Holder’s authorized assignee or the Holder’s legal representative by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is five (5) Trading Days after the Company’s receipt of payment of the Total Exercise Price.  The Option Shares shall be deemed to have been issued, and the Holder shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Option has been exercised.

(ii)

No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall (A) round up to the nearest share any fractional share greater than or equal to 0.5 and (B) round down to the nearest share any fractional share less than 0.5.

(iii)

Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Option, pursuant to the terms hereof.

Beneficial Ownership Limitation.  Notwithstanding anything to the contrary contained herein, the Company shall not effect the exercise of any portion of this Option, and the Holder shall not have the right to exercise any portion of this Option, pursuant to the terms and conditions of this Option and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise, the Holder together with its Affiliates collectively would beneficially own in excess of 49.99% (the “Maximum Percentage”) of the number of Common Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Common Shares beneficially owned by the Holder and its Affiliates shall include the number of Common Shares held by the Holder and its Affiliates plus the number of Common Shares issuable upon exercise of this Option with respect to which the determination of such sentence is being made, but shall exclude the number of Common Shares which would be issuable upon exercise or conversion of the unexercised or unconverted portion of any other securities of the Company.  For purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).   In the event that the issuance of Common Shares to the Holder upon exercise of this Option would, but for this Section 2(d), result in the Holder and its Affiliates being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the 1934 Act), then the number of Option Shares issuable under this Option shall automatically be reduced to such number of shares as would result in the Holder and its Affiliates collectively owning 49.99% of the number of Common Shares outstanding immediately after giving effect to such exercise, but the Total Exercise Price shall not be adjusted.  Any Common Shares that would otherwise be issuable upon the exercise of this Option shall be cancelled and void and no longer subject to this Option.

Section 3.

Purchase Rights; Preemptive Rights.  If at any time the Company (i) grants or issues for no consideration any Common Share Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Shares (the “Purchase Rights”), or (ii) offers Company equity securities in an Offering in which Investor has preemptive rights under Section 5.4 of the Investment Agreement (a “Preemptive Rights Offering”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights or Preemptive Rights Offering, the aggregate Purchase Rights or Equity Securities which the Holder could have acquired based on its Fully Diluted Pro Rata Ownership Percentage immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights or, in a Preemptive Rights Offering, in accordance with the terms of the Investment Agreement.

Section 4.

Notice to Allow Exercise by the Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Shares, (C) the Company shall authorize the granting to all holders of the Common Shares rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Shares are converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Option Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (1) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights, options or warrants, or if a record is not to be taken, the date as of which the holders of the Common Shares of record to be entitled to such dividend, distributions, redemption, rights, options or warrants are to be determined or (2) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Option during the period commencing on the date of such notice to the effective date of the event triggering such notice, except as may otherwise be expressly set forth herein.

Section 5.

Transfer of Option.

(a)

Transferability.  The Holder may not assign this Option or any rights or obligations hereunder with the prior written consent of the Company; provided, however, that the Holder may assign in full (but not in part) to an Affiliate of Investor the Holder’s rights under this Option without the prior written consent of the Company upon surrender of this Option at the principal office of the Company or its designated agent, together with the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder or its agent or attorney.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Option in the name of the assignee, and this Option shall promptly be cancelled.  The Holder shall be required to physically surrender the Option to the Company within three (3) Trading Days of the date the Holder delivers the Assignment Form to the Company assigning this Option in full.  The Option, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Option Shares without having a new Option issued.

(b)

Option Register.  The Company shall register this Option, upon records to be maintained by the Company for that purpose (the “Option Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered

Holder of this Option as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(c)

Canadian Issuances.  The Holder covenants and agrees that it will not, during the period ending on the date that is four (4) months plus one (1) day after the date of issuance of this Option, sell or otherwise effect a trade of the Option or the Option Shares to any person resident in Canada or any person acquiring such Option or Option Shares for the benefit of another person resident in Canada, other than in a transaction made in compliance with the prospectus and registration requirements of applicable Canadian securities laws or which otherwise is made in reliance on any available exemptions therefrom (and the Company may require evidence of such compliance).  The Holder agrees and acknowledges that any new certificate representing the Option, and any Option Shares, issued prior to the date that is four (4) months and one (1) day from the date of this Option, shall bear the legend below:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER HEREOF MUST NOT TRADE THE SECURITIES REPRESENTED HEREBY (OR ANY SECURITIES ISSUED ON THE EXERCISE THEREOF) IN CANADA BEFORE FEBRUARY 3, 2018.”

Section 6.

Dispute Resolution.

(a)

Exclusive Dispute Resolution Mechanism.  The procedures set forth in this Section 6 shall be the exclusive mechanism for resolving any Dispute that may arise from time to time relating to this Option.  Either Party may commence the procedures contemplated by this Section 6 by written notice to the other that a Dispute has arisen (a “Dispute Notice”).  To the extent a Dispute Notice relates to the Option Shares Calculation, any amount of Option Shares that are not subject to dispute in the Dispute Notice shall be delivered to Holder within two (2) Trading Days of Holder delivering the Total Exercise Price to the Company.

(b)

Negotiations.  The Company and the Holder shall first attempt in good faith to resolve any Dispute by negotiation and consultation between themselves, including without limitation not fewer than two (2) negotiation sessions which shall occur within ten (10) Business Days of the Dispute Notice.  In the event that such Dispute is not resolved on an informal basis by the conclusion of the second negotiation session, or, if either Party has not participated in negotiation sessions as to which notice has been given (the last day of such time period, the “Escalation to Mediation Date”), either Party may initiate mediation under Section 6(c).

(c)

Mediation.

(i)

Either Party may, at any time after the Escalation to Mediation Date, submit the Dispute for mediation.   The Company and the Holder shall cooperate with one another in selecting a neutral mediator and in scheduling the mediation proceedings.  The Company and the Holder covenant that they will use commercially reasonable efforts in participating in the mediation.  Each Party shall prepare for the mediator a written request for mediation, setting forth the subject of the Dispute, the position and supporting documentation of such Party, and the relief requested.  The

Company and the Holder agree that the mediator’s fees and expenses and the costs incidental to the mediation will be shared equally between the Company and the Holder.

(ii)

The Company and the Holder further agree that all offers, promises, conduct, and statements, whether oral or written, made in the course of the mediation by the Company and the Holder, their agents, employees, experts, and attorneys, and by the mediator, are confidential, privileged, and inadmissible for any purpose, including impeachment, in any litigation, arbitration or other proceeding involving the Company and the Holder, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.

(d)

Litigation as a Final Resort.  If the Company and the Holder cannot resolve any Dispute for any reason, including, but not limited to, the failure of the Company or the Holder to agree to enter into mediation or agree to any settlement proposed by the mediator, within sixty (60) days after the Escalation to Mediation Date, either the Company or the Holder may file suit in a court of competent jurisdiction in accordance with Section 7(e).

Section 7.

Miscellaneous.

(a)

No Rights as Shareholder Until Exercise.  This Option does not entitle the Holder to any voting rights, dividends or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i).

(b)

Loss, Theft, Destruction or Mutilation of Option.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Option or any stock certificate relating to the Option Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Option, shall not include the posting of any bond), and upon surrender and cancellation of such Option or stock certificate, if mutilated, the Company will make and deliver a new Option or stock certificate of like tenor and dated as of such cancellation, in lieu of such Option or stock certificate.

(c)

Saturdays, Sundays, Holidays, Etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)

Authorized Shares.  The Company covenants that, during the period the Option is outstanding, it will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of the Option Shares upon the exercise of any purchase rights under this Option.  The Company further covenants that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary Option Shares upon the exercise of the purchase rights under this Option.  The Company will take all such reasonable action as may be necessary to assure that such Option Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Shares may be listed.  The Company covenants that all Option Shares which may be issued upon the exercise of the purchase rights represented by this Option will, upon exercise of the purchase rights represented by this Option and payment for such Option Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Option against impairment.  Without limiting the generality of the foregoing, the Company will (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Option Shares upon the exercise of this Option and (ii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Option.

Before taking any action which would result in an adjustment in the number of Option Shares for which this Option is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies or stock exchanges having jurisdiction thereof.

(e)

Governing Law; Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Option shall be determined in accordance with the provisions of the Investment Agreement.

(f)

Restrictions.  The Holder acknowledges that the Option Shares acquired upon the exercise of this Option, if not registered, will have restrictions upon resale imposed by U.S. state and federal securities laws.

(g)

Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.  Without limiting any other provision of this Option or the Investment Agreement, if the Company willfully and knowingly fails to comply with any provision of this Option which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses, including, but not limited to, reasonable attorneys’ fees incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h)

Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Investment Agreement.

(i)

Amendment.  This Option may be modified or amended, or the provisions hereof may be waived, with the written consent of the Company and the Holder.

(j)

Severability.  Wherever possible, each provision of this Option shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Option shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Option.

(k)

Headings.  The headings used in this Option are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Option.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Option to be executed by its officer thereunto duly authorized as of the date first above indicated.

RARE ELEMENT RESOURCES LTD.

By: /s/ Randall J. Scott

Name: Randall J. Scott

Title: President and Chief Executive Officer

[SIGNATURE PAGE TO COMMON SHARE PURCHASE OPTION]

EXHIBIT A

NOTICE OF EXERCISE

TO:

RARE ELEMENT RESOURCES LTD.

(1)

The undersigned hereby elects to purchase all of the Option Shares of the Company pursuant to the terms of the attached Option, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)

Payment shall take the form of lawful money of the United States.

(3)

Please issue said Option Shares in the name of the undersigned.

The Option Shares shall be delivered by physical delivery to the following address:

_______________________________

_______________________________

_______________________________

Name of the Holder:

Signature of Authorized Signatory of the Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Option, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Option and all rights evidenced thereby are hereby assigned to:

Name of Assignee (wholly owned subsidiary of Synchron):

Address of Assignee:

Name of the Holder:

Signature of Authorized Signatory of the Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date: